UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

Voyager Learning Company
(Exact name of registrant as specified in its charter)

DELAWARE	001-07680	36-3580106
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 Valley View Lane, Suite 400, Dallas, TX	75234-8923
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 932-9500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 5, 2009, Voyager Learning Company (“Voyager”) issued a press release (the “Press Release”) announcing its financial results for the three and nine months ended September 30, 2009. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 8.01 Other Events.

The Press Release described under Item 2.02 above is incorporated by reference into this Item 8.01.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Number	Exhibit
99.1	Press Release, dated November 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2009

VOYAGER LEARNING COMPANY

By: /s/ Todd W. Buchardt
Name: Todd W. Buchardt
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Number	Exhibit
99.1	Press Release, dated November 5, 2009